SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549

                              --------------------


                                    Form 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 1998

                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         0-22250                95-4431352
(State of Other Jurisdiction         (Commission            (IRS Employer
   of Incorporation)                 File Number)        Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)

                                 (805) 295-5600
                         (Registrant's Telephone Number)


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ITEM  5. OTHER EVENTS

         Reference is made to the press release of Registrant, issued on September 22, 1998, which contains information meeting the requirements of this
Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 24, 1998                                   3D SYSTEMS CORPORATION

                                                     By /s/ Frank J. Spina
                                                        ------------------------
                                                        Frank J. Spina
                                                        Vice President &
                                                        Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibits                                                             Page Number
--------                                                             -----------

99.1        Press Release dated September 22, 1998.                      5




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